Exhibit 99.2

Wessex House, 4th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
John C.R. Hele
Executive Vice President and
Chief Financial Officer

Financial Supplement

Financial Information

as of September 30, 2010

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loans	17

V.	Other
	a.	Comments on Regulation G	18
	b.	Operating Income Reconciliation	19
	c.	Share Repurchase Activity	20
	d.	Annualized Operating Return on Average Common Equity	21
	e.	Capital Structure	22

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2010	2009	Change	2010	2009	Change

Gross premiums written	$831,788	$937,328	(11.3)%	$2,602,575	$2,874,219	(9.5)%

Net premiums written	$636,117	$727,308	(12.5)%	$2,028,129	$2,244,025	(9.6)%

Net premiums earned	$627,409	$734,385	(14.6)%	$1,920,337	$2,134,207	(10.0)%

Underwriting income	$60,486	$73,835	(18.1)%	$146,648	$256,848	(42.9)%

Net investment income	$90,768	$100,213	(9.4)%	$274,277	$296,580	(7.5)%
Per diluted share	$1.77	$1.60	10.6%	$5.14	$4.74	8.4%

Net income available to common shareholders	$141,570	$274,407	(48.4)%	$589,093	$566,405	4.0%
Per diluted share	$2.77	$4.39	(36.9)%	$11.05	$9.05	22.1%

After-tax operating income available to common shareholders (1)	$130,672	$160,332	(18.5)%	$361,585	$492,374	(26.6)%
Per diluted share	$2.55	$2.56	(0.4)%	$6.78	$7.87	(13.9)%

Comprehensive income	$363,170	$526,441	(31.0)%	$858,320	$1,124,631	(23.7)%

Cash flow from operations	$267,424	$290,119	(7.8)%	$657,561	$808,664	(18.7)%

Diluted weighted average common shares and common share equivalents outstanding	51,182,009	62,533,816	(18.2)%	53,317,198	62,590,228	(14.8)%

Underwriting ratios:
Loss ratio	57.3%	60.6%	(3.3)%	59.9%	58.3%	1.6%
Acquisition expense ratio	17.6%	16.6%	1.0%	17.4%	17.4%	0.0%
Other operating expense ratio	15.5%	12.8%	2.7%	15.1%	12.3%	2.8%
Combined ratio	90.4%	90.0%	0.4%	92.4%	88.0%	4.4%

Financial measures:

Growth in book value per common share	8.7%	14.4%	(39.1)%	22.2%	35.3%	(37.0)%

Annualized operating return on average common equity	12.3%	16.4%	(25.0)%	11.5%	18.1%	(36.5)%

Total return on investments (2)	3.61%	4.75%	-114 bps	7.08%	10.01%	-293 bps

(1) See page 18, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses and includes the effect of financial market conditions along with foreign currency fluctuations.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008	2010	2009

Gross premiums written	$831,788	$817,100	$953,687	$718,712	$937,328	$911,920	1,024,971	$825,465	$903,533	$2,602,575	$2,874,219
Net premiums written	636,117	624,258	767,754	519,087	727,308	693,854	822,863	615,574	692,692	2,028,129	2,244,025

Net premiums earned	627,409	$623,011	$669,917	$708,538	$734,385	$699,258	$700,564	$698,514	$733,031	$1,920,337	$2,134,207
Fee income	874	883	794	894	826	817	925	1,456	944	2,551	2,568
Losses and loss adjustment expenses	(359,193)	(363,145)	(428,051)	(410,360)	(444,914)	(398,858)	(400,542)	(490,816)	(548,886)	(1,150,389)	(1,244,314)
Acquisition expenses, net	(111,279)	(107,475)	(117,624)	(120,549)	(122,739)	(123,814)	(126,458)	(123,231)	(133,413)	(336,378)	(373,011)
Other operating expenses	(97,325)	(91,030)	(101,118)	(99,305)	(93,723)	(87,779)	(81,100)	(93,580)	(90,192)	(289,473)	(262,602)
Underwriting income (loss)	60,486	62,244	23,918	79,218	73,835	89,624	93,389	(7,657)	(38,516)	146,648	256,848

Net investment income	90,768	90,537	92,972	93,551	100,213	100,485	95,882	111,745	117,022	274,277	296,580
Net realized gains (losses)	68,828	62,114	47,782	89,901	70,638	(11,793)	(5,164)	(27,704)	(23,001)	178,724	53,681
Net impairment losses recognized in earnings	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(20,863)	(36,134)	(75,169)	(82,533)	(8,091)	(61,640)
Equity in net income (loss) of investment funds accounted for using the equity method	9,708	(348)	29,050	32,391	69,119	75,890	(9,581)	(174,147)	(1,731)	38,410	135,428
Other income	1,840	4,528	5,978	5,428	5,687	4,950	3,951	211	3,067	12,346	14,588
Other expenses	(5,796)	(10,503)	(5,688)	(6,680)	(6,020)	(11,515)	(6,016)	(6,805)	(5,460)	(21,987)	(23,551)
Interest expense	(7,371)	(7,916)	(7,260)	(7,015)	(6,001)	(5,712)	(5,712)	(6,285)	(6,241)	(22,547)	(17,425)
Net foreign exchange gains (losses)	(65,157)	48,625	38,601	9,051	(19,755)	(53,658)	25,205	51,479	68,395	22,069	(48,208)
Income (loss) before income taxes	151,231	244,871	223,747	291,352	283,073	167,408	155,820	(134,332)	31,002	619,849	606,301
Income tax (expense) benefit	(3,200)	(1,420)	(6,753)	(195)	(2,205)	(8,818)	(9,490)	(2,179)	1,849	(11,373)	(20,513)

Net income (loss)	148,031	243,451	216,994	291,157	280,868	158,590	146,330	(136,511)	32,851	608,476	585,788
Preferred dividends	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)
Net income (loss) available to common shareholders	$141,570	$236,990	$210,533	$284,696	$274,407	$152,129	$139,869	$(142,972)	$26,390	$589,093	$566,405

Underwriting Ratios
Loss ratio	57.3%	58.3%	63.9%	57.9%	60.6%	57.0%	57.2%	70.3%	74.9%	59.9%	58.3%
Acquisition expense ratio	17.6%	17.1%	17.4%	16.9%	16.6%	17.6%	17.9%	17.5%	18.1%	17.4%	17.4%
Other operating expense ratio	15.5%	14.6%	15.1%	14.0%	12.8%	12.6%	11.6%	13.4%	12.3%	15.1%	12.3%
Combined ratio	90.4%	90.0%	96.4%	88.8%	90.0%	87.2%	86.7%	101.2%	105.3%	92.4%	88.0%

Net premiums written to gross premiums written	76.5%	76.4%	80.5%	72.2%	77.6%	76.1%	80.3%	74.6%	76.7%	77.9%	78.1%

Net income (loss) per common share
Basic	$2.89	$4.65	$3.97	$4.96	$4.56	$2.52	$2.32	$(2.38)	$0.44	$11.55	$9.39
Diluted	$2.77	$4.45	$3.79	$4.75	$4.39	$2.43	$2.24	$(2.38)	$0.42	$11.05	$9.05

Weighted average common shares and common share equivalents outstanding
Basic	48,997,791	50,987,540	53,039,026	57,379,974	60,156,219	60,417,391	60,313,550	60,048,258	60,109,932	50,993,316	60,295,144
Diluted	51,182,009	53,265,303	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	53,317,198	62,590,228

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2010	2010	2010	2009	2009	2009	2009	2008	2007
Assets
Investments:
Fixed maturities available for sale, at market value	$9,810,102	$9,428,456	$9,295,680	$9,391,926	$9,265,961	$8,944,110	$8,540,653	$8,122,221	$7,137,998
Short-term investments available for sale, at market value	780,671	554,304	669,798	571,489	706,157	660,859	749,708	479,586	699,036
Investment of funds received under securities lending agreements, at market value (1)	200,020	209,635	177,954	91,160	252,500	309,000	378,071	473,766	1,084,906
TALF investments, at market value (2)	410,881	407,469	406,997	250,265	250,517	—	—	—	—
Other investments	418,411	340,598	263,608	172,172	154,526	115,260	104,988	109,601	353,694
Investment funds accounted for using the equity method	432,418	408,402	405,584	391,869	376,381	370,165	293,452	301,027	235,975
Total investments	12,052,503	11,348,864	11,219,621	10,868,881	11,006,042	10,399,394	10,066,872	9,486,201	9,511,609

Cash	365,997	341,469	338,708	334,571	385,149	336,693	244,037	251,739	239,915
Accrued investment income	79,180	72,102	74,214	70,673	77,762	70,854	65,365	78,052	73,862
Investment in joint venture	104,347	103,540	102,946	102,855	101,473	100,656	101,143	98,341	—
Fixed maturities and short-term investments pledged under securities lending agreements, at market value	203,221	214,564	184,221	212,820	609,334	559,385	559,691	728,065	1,463,045
Securities purchased under agreements to resell using funds received under securities lending agreements (1)	—	—	—	115,839	358,996	247,473	172,750	256,428	418,817
Premiums receivable	662,634	706,503	699,385	595,030	697,806	735,969	720,724	628,951	729,628
Unpaid losses and loss adjustment expenses recoverable	1,654,900	1,673,911	1,643,573	1,659,500	1,709,756	1,740,248	1,710,781	1,729,135	1,609,619
Paid losses and loss adjustment expenses recoverable	60,222	47,148	67,734	60,770	58,588	53,432	76,312	63,294	132,289
Prepaid reinsurance premiums	267,240	256,952	250,841	277,985	283,290	283,488	274,578	303,707	480,462
Deferred acquisition costs, net	297,250	293,982	298,371	280,372	303,826	307,896	313,973	295,192	290,059
Receivable for securities sold	1,329,508	1,084,122	1,427,085	187,171	998,431	1,192,659	1,191,896	105,073	17,359
Other assets	624,395	634,242	628,407	609,323	592,701	613,788	594,165	592,367	657,603
Total Assets	$17,701,397	$16,777,399	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$15,624,267

Liabilities
Reserve for losses and loss adjustment expenses	8,054,677	7,940,104	$7,898,162	$7,873,412	$7,879,586	$7,809,034	$7,709,317	$7,666,957	$7,092,452
Unearned premiums	1,524,100	1,492,550	1,495,265	1,433,331	1,627,519	1,632,989	1,617,431	1,526,682	1,765,881
Reinsurance balances payable	130,274	128,723	114,254	156,500	159,898	158,974	146,981	138,509	301,309
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	125,000	125,000	100,000	100,000	100,000	100,000	100,000	100,000	—
TALF borrowings, at market value (2)	331,797	336,213	346,746	217,565	219,843	—	—	—	—
Securities lending payable	209,411	219,796	189,024	219,116	625,706	574,014	574,337	753,528	1,503,723
Payable for securities purchased	1,649,462	1,192,181	1,429,529	136,381	1,197,411	1,432,395	1,433,732	123,309	23,155
Other liabilities	658,766	644,829	683,369	616,136	612,369	604,561	580,093	574,595	601,936
Total Liabilities	12,983,487	12,379,396	12,556,349	11,052,441	12,722,332	12,611,967	12,461,891	11,183,580	11,588,456

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares - Series A and B	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	531	529	527	548	595	610	605	605	673
Additional paid-in capital	100,640	83,828	95,926	253,466	592,334	681,445	671,547	669,715	1,126,797
Retained earnings	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,428,117
Accumulated other comprehensive income (loss), net of deferred income tax	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	155,224
Common shares held in treasury, at cost	(291,533)	(237,917)	—	—	—	—	—	—	—
Total Shareholders’ Equity	4,717,910	4,398,003	4,378,757	4,323,349	4,460,822	4,029,968	3,630,396	3,432,965	4,035,811
Total Liabilities and Shareholders’ Equity	$17,701,397	$16,777,399	$16,935,106	$15,375,790	$17,183,154	$16,641,935	$16,092,287	$14,616,545	$15,624,267

Common shares outstanding, net of treasury shares (3)	49,225,371	49,630,570	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974	67,318,466

Book value per common share	$89.24	$82.07	$76.91	$73.01	$69.48	$60.76	$54.61	$51.36	$55.12

(1) The Company’s collateral received under securities lending agreements is reinvested in (i) fixed maturities and short-term investments (shown as “Investment of funds received under securities lending agreements, at market value”) and (ii) collateralized borrowings (shown as “Securities purchased under agreements to resell using funds received under securities lending agreements”).

(2) See page 14 for further details on the Company’s participation in the Term Asset-Backed Securities Loan Facility (“TALF”).

(3) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008	2010	2009

Non-Cumulative Preferred Shares - Series A and B
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	529	527	548	595	610	605	605	602	619	548	605
Common shares issued, net	2	7	4	4	1	5	0	3	1	13	6
Purchases of common shares under share repurchase program	—	(5)	(25)	(51)	(16)	(0)	(0)	—	(18)	(30)	(16)
Balance at end of period	531	529	527	548	595	610	605	605	602	531	595

Additional Paid-in Capital
Balance at beginning of period	83,828	95,926	253,466	592,334	681,445	671,547	669,715	652,189	764,766	253,466	669,715
Common shares issued	283	3,275	14	1,173	0	2,557	0	996	0	3,572	2,557
Exercise of stock options	10,486	7,964	16,700	12,380	2,905	705	528	10,593	4,146	35,150	4,138
Common shares retired	—	(36,212)	(181,350)	(358,611)	(98,632)	(2,483)	(3,760)	(39)	(123,510)	(217,562)	(104,875)
Amortization of share-based compensation	6,074	12,280	7,096	6,199	6,576	9,949	4,318	5,974	6,792	25,450	20,843
Other	(31)	595	—	(9)	40	(830)	746	2	(5)	564	(44)
Balance at end of period	100,640	83,828	95,926	253,466	592,334	681,445	671,547	669,715	652,189	100,640	592,334

Retained Earnings
Balance at beginning of period	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	2,809,821	3,605,809	2,693,239
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	—	61,469	—	—	—	61,469
Balance at beginning of period, as adjusted	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,754,708	2,836,211	2,809,821	3,605,809	2,754,708
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)
Net income (loss)	148,031	243,451	216,994	291,157	280,868	158,590	146,330	(136,511)	32,851	608,476	585,788
Balance at end of period	4,194,902	4,053,332	3,816,342	3,605,809	3,321,113	3,046,706	2,894,577	2,693,239	2,836,211	4,194,902	3,321,113

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	(297,292)	(13,973)	138,526	(255,594)
Cumulative effect of change in accounting principle (1)	—	—	—	—	—	—	(61,469)	—	—	—	(61,469)
Balance at beginning of period, as adjusted	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(317,063)	(297,292)	(13,973)	138,526	(317,063)
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	208,310	38,476	5,240	(83,840)	248,581	241,588	119,277	64,976	(271,231)	252,026	609,446
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(603)	(308)	(730)	(353)	(3,217)	(16,518)	(61,288)	—	—	(1,641)	(81,023)
Foreign currency translation adjustments, net of deferred income tax	7,432	(5,899)	(2,074)	939	209	12,470	(2,259)	(23,278)	(12,088)	(541)	10,420
Balance at end of period	388,370	173,231	140,962	138,526	221,780	(23,793)	(261,333)	(255,594)	(297,292)	388,370	221,780

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(237,917)	—	—	—	—	—	—	—	—	—	—
Shares repurchased for treasury	(53,616)	(237,917)	—	—	—	—	—	—	—	(291,533)	—
Balance at end of period	(291,533)	(237,917)	—	—	—	—	—	—	—	(291,533)	—

Total Shareholders’ Equity	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710	$4,717,910	$4,460,822

(1) Adoption of accounting guidance regarding the recognition and presentation of other-than-temporary impairments

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008	2010	2009

Comprehensive Income (Loss)
Net income (loss)	$148,031	$243,451	$216,994	$291,157	$280,868	$158,590	$146,330	$(136,511)	$32,851	$608,476	$585,788
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	264,609	71,087	42,847	(8,954)	300,733	219,648	62,757	(69,067)	(386,052)	378,543	583,138
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(603)	(308)	(730)	(353)	(3,217)	(16,518)	(61,288)	—	—	(1,641)	(81,023)
Reclassification of net realized (gains) losses, net of income taxes, included in net income	(56,299)	(32,611)	(37,607)	(74,886)	(52,152)	21,940	56,520	134,043	114,821	(126,517)	26,308
Foreign currency translation adjustments	7,432	(5,899)	(2,074)	939	209	12,470	(2,259)	(23,278)	(12,088)	(541)	10,420
Other comprehensive income (loss)	215,139	32,269	2,436	(83,254)	245,573	237,540	55,730	41,698	(283,319)	249,844	538,843
Comprehensive Income (Loss)	$363,170	$275,720	$219,430	$207,903	$526,441	$396,130	$202,060	$(94,813)	$(250,468)	$858,320	$1,124,631

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008	2010	2009

Operating Activities
Net income (loss)	$148,031	$243,451	$216,994	$291,157	$280,868	$158,590	$146,330	$(136,511)	$32,851	$608,476	$585,788
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(72,534)	(62,406)	(49,483)	(70,680)	(70,612)	11,831	5,620	28,383	23,916	(184,423)	(53,161)
Net impairment losses included in earnings	2,075	4,410	1,606	4,493	4,643	20,863	36,134	75,169	82,533	8,091	61,640
Equity in net (income) loss of investment funds accounted for using the equity method and other income	(11,545)	(3,368)	(15,012)	(37,819)	(74,985)	(80,662)	10,428	173,955	(1,336)	(29,925)	(145,219)
Share-based compensation	6,074	12,280	7,096	6,199	6,576	9,949	4,318	5,974	6,792	25,450	20,843
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	49,420	71,357	91,247	50,992	79,701	5,151	83,763	226,284	153,860	212,024	168,615
Unearned premiums, net of prepaid reinsurance premiums	9,024	236	96,645	(188,951)	(6,983)	(4,775)	120,867	(75,899)	(51,494)	105,905	109,109
Premiums receivable	63,197	(20,280)	(116,571)	99,023	41,108	(916)	(94,777)	18,896	115,653	(73,654)	(54,585)
Deferred acquisition costs, net	47	2,038	(19,655)	23,636	4,356	8,513	(18,933)	10,955	9,229	(17,570)	(6,064)
Reinsurance balances payable	(4,853)	19,267	(36,669)	(1,467)	(85)	6,187	11,278	(31,791)	(74,317)	(22,255)	17,380
Other liabilities	23,914	(57,219)	41,448	(26,439)	(5,849)	5,189	2,802	(131,774)	2,140	8,143	2,142
Other items, net	54,574	(4,252)	(33,023)	33,839	31,381	83,822	(13,027)	2,460	82,362	17,299	102,176
Net Cash Provided By Operating Activities	267,424	205,514	184,623	183,983	290,119	223,742	294,803	166,101	382,189	657,561	808,664

Investing Activities
Purchases of:
Fixed maturity investments	(5,018,619)	(4,885,606)	(4,597,713)	(5,221,819)	(6,675,195)	(6,336,120)	(3,037,132)	(6,221,128)	(3,878,230)	(14,501,938)	(16,048,447)
Other investments	(158,110)	(172,358)	(185,102)	(220,068)	(8,528)	(9,681)	(22,670)	(254,729)	(38,036)	(515,570)	(40,879)
Proceeds from the sales of:
Fixed maturity investments	4,872,668	4,668,666	4,443,108	5,054,102	6,066,081	5,875,303	2,782,462	5,664,590	3,664,084	13,984,442	14,723,846
Other investments	87,994	112,579	101,235	236,009	48,085	(4,233)	24,027	224,466	146,388	301,808	67,879
Proceeds from redemptions and maturities of fixed maturities	226,889	244,312	212,625	146,480	261,604	208,276	168,758	137,665	127,312	683,826	638,638
Net (purchases) sales of short-term investments	(205,411)	96,239	(102,921)	129,070	(48,395)	143,819	(204,924)	312,038	(280,724)	(212,093)	(109,500)
Change in investment of securities lending collateral	10,385	(30,772)	30,092	406,590	(51,692)	323	179,191	196,799	(32,120)	9,705	127,822
Purchases of furniture, equipment and other	(2,251)	(6,057)	(1,803)	(3,897)	(4,067)	(3,872)	(7,647)	(2,745)	(1,772)	(10,111)	(15,586)
Net Cash Provided By (Used For) Investing Activities	(186,455)	27,003	(100,479)	526,467	(412,107)	(126,185)	(117,935)	56,956	(293,098)	(259,931)	(656,227)

Financing Activities
Purchases of common shares under share repurchase program	(53,398)	(269,054)	(181,272)	(358,656)	(98,194)	—	(1,552)	—	(123,377)	(503,724)	(99,746)
Proceeds from common shares issued, net	8,586	3,779	10,591	9,194	2,152	308	(1,688)	10,497	3,334	22,956	772
Proceeds from borrowings	—	50,000	214,526	—	269,843	—	—	—	—	264,526	269,843
Repayments of borrowings	(5,646)	(34,022)	(86,317)	(1,103)	(50,000)	—	—	—	—	(125,985)	(50,000)
Change in securities lending collateral	(10,385)	30,772	(30,092)	(406,590)	51,692	(323)	(179,191)	(196,799)	32,120	(9,705)	(127,822)
Other	1,593	2,296	5,061	4,816	88	(1,291)	742	698	502	8,950	(461)
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,383)	(19,383)
Net Cash Provided By (Used For) Financing Activities	(65,711)	(222,690)	(73,964)	(758,800)	169,120	(7,767)	(188,150)	(192,065)	(93,882)	(362,365)	(26,797)

Effects of exchange rate changes on foreign currency cash	9,270	(7,066)	(6,043)	(2,228)	1,324	2,866	3,580	(18,350)	(2,656)	(3,839)	7,770

Increase (decrease) in cash	24,528	2,761	4,137	(50,578)	48,456	92,656	(7,702)	12,642	(7,447)	31,426	133,410
Cash beginning of period	341,469	338,708	334,571	385,149	336,693	244,037	251,739	239,097	246,544	334,571	251,739
Cash end of period	$365,997	341,469	$338,708	$334,571	$385,149	$336,693	$244,037	$251,739	$239,097	$365,997	$385,149

Income taxes paid (received), net	$1,928	$1,430	$704	$5,021	$4,234	$19,887	$2,231	$(994)	$7,124	$4,062	$26,352
Interest paid	$1,832	$13,437	$1,785	$12,556	$529	$11,312	$184	$11,802	$724	$17,054	$12,025

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended September 30, 2010 and 2009

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	September 30, 2010			September 30, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$624,490	$208,770	$831,788	$673,986	$266,193	$937,328
Net premiums written	431,361	204,756	636,117	473,676	253,632	727,308

Net premiums earned	$411,881	$215,528	$627,409	$443,319	$291,066	$734,385
Fee income	864	10	874	814	12	826
Losses and loss adjustment expenses	(265,411)	(93,782)	(359,193)	(303,304)	(141,610)	(444,914)
Acquisition expenses, net	(67,309)	(43,970)	(111,279)	(60,964)	(61,775)	(122,739)
Other operating expenses	(77,078)	(20,247)	(97,325)	(72,452)	(21,271)	(93,723)
Underwriting income (loss)	$2,947	$57,539	60,486	$7,413	$66,422	73,835

Net investment income			90,768			100,213
Net realized gains			68,828			70,638
Net impairment losses recognized in earnings			(2,075)			(4,643)
Equity in net income of investment funds accounted for using the equity method			9,708			69,119
Other income			1,840			5,687
Other expenses			(5,796)			(6,020)
Interest expense			(7,371)			(6,001)
Net foreign exchange losses			(65,157)			(19,755)
Income before income taxes			151,231			283,073
Income tax expense			(3,200)			(2,205)

Net income			148,031			280,868
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$141,570			$274,407

Underwriting Ratios
Loss ratio	64.4%	43.5%	57.3%	68.4%	48.7%	60.6%
Acquisition expense ratio (2)	16.1%	20.4%	17.6%	13.6%	21.2%	16.6%
Other operating expense ratio	18.7%	9.4%	15.5%	16.3%	7.3%	12.8%
Combined ratio	99.2%	73.3%	90.4%	98.3%	77.2%	90.0%

Net premiums written to gross premiums written	69.1%	98.1%	76.5%	70.3%	95.3%	77.6%

(1)   Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)   The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Nine Months Ended September 30, 2010 and 2009

(U.S. dollars in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2010			September 30, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$1,874,419	$735,942	$2,602,575	$1,949,040	$934,711	$2,874,219
Net premiums written	1,307,122	721,007	2,028,129	1,334,580	909,445	2,244,025

Net premiums earned	$1,246,831	$673,506	$1,920,337	$1,261,870	$872,337	$2,134,207
Fee income	2,491	60	2,551	2,479	89	2,568
Losses and loss adjustment expenses	(852,716)	(297,673)	(1,150,389)	(860,669)	(383,645)	(1,244,314)
Acquisition expenses, net	(200,099)	(136,279)	(336,378)	(177,335)	(195,676)	(373,011)
Other operating expenses	(229,525)	(59,948)	(289,473)	(206,196)	(56,406)	(262,602)
Underwriting income (loss)	$(33,018)	$179,666	146,648	$20,149	$236,699	256,848

Net investment income			274,277			296,580
Net realized gains			178,724			53,681
Net impairment losses recognized in earnings			(8,091)			(61,640)
Equity in net income of investment funds accounted for using the equity method			38,410			135,428
Other income			12,346			14,588
Other expenses			(21,987)			(23,551)
Interest expense			(22,547)			(17,425)
Net foreign exchange gains (losses)			22,069			(48,208)
Income before income taxes			619,849			606,301
Income tax expense			(11,373)			(20,513)

Net income			608,476			585,788
Preferred dividends			(19,383)			(19,383)
Net income available to common shareholders			$589,093			$566,405

Underwriting Ratios
Loss ratio	68.4%	44.2%	59.9%	68.2%	44.0%	58.3%
Acquisition expense ratio (2)	15.8%	20.2%	17.4%	13.9%	22.4%	17.4%
Other operating expense ratio	18.4%	8.9%	15.1%	16.3%	6.5%	12.3%
Combined ratio	102.6%	73.3%	92.4%	98.4%	72.9%	88.0%

Net premiums written to gross premiums written	69.7%	98.0%	77.9%	68.5%	97.3%	78.1%

(1)          Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)          The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2010		2009		2010		2009
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$88,412	20.5	$118,536	25.0	$277,271	21.2	$310,950	23.3
Programs	68,264	15.8	66,964	14.1	212,107	16.2	214,050	16.0
Professional liability	72,787	16.9	66,002	13.9	195,602	15.0	175,783	13.2
Executive assurance	53,538	12.4	58,529	12.4	167,785	12.8	161,527	12.1
Construction	24,296	5.6	36,823	7.8	111,053	8.5	129,584	9.7
Casualty	28,493	6.6	26,753	5.6	80,573	6.2	80,509	6.0
Travel and accident	19,673	4.6	15,998	3.4	56,751	4.3	53,089	4.0
National accounts casualty	19,215	4.5	30,726	6.5	53,901	4.1	62,535	4.7
Healthcare	8,705	2.0	10,854	2.3	27,218	2.1	31,740	2.4
Surety	11,128	2.6	12,025	2.5	26,231	2.0	32,637	2.4
Other (1)	36,850	8.5	30,466	6.5	98,630	7.6	82,176	6.2
Total	$431,361	100.0	$473,676	100.0	$1,307,122	100.0	$1,334,580	100.0

Net premiums earned
Property, energy, marine and aviation	$82,301	20.0	$94,471	21.3	$258,156	20.7	$246,881	19.6
Programs	68,404	16.6	69,436	15.7	202,944	16.3	207,914	16.5
Professional liability	63,522	15.4	57,540	13.0	183,670	14.7	172,323	13.7
Executive assurance	52,369	12.7	56,094	12.7	163,834	13.1	156,198	12.4
Construction	31,348	7.6	42,495	9.6	99,369	8.0	126,279	10.0
Casualty	27,503	6.7	30,004	6.8	83,720	6.7	93,948	7.4
Travel and accident	17,418	4.2	18,193	4.1	51,086	4.1	49,547	3.9
National accounts casualty	18,595	4.5	19,969	4.5	57,178	4.6	47,487	3.8
Healthcare	9,738	2.4	12,303	2.8	30,021	2.4	34,061	2.7
Surety	9,876	2.4	12,239	2.8	28,157	2.3	37,771	3.0
Other (1)	30,807	7.5	30,575	6.7	88,696	7.1	89,461	7.0
Total	$411,881	100.0	$443,319	100.0	$1,246,831	100.0	$1,261,870	100.0

Net premiums written by client location
United States	$298,188	69.1	$342,112	72.2	$923,012	70.6	$998,531	74.8
Europe	64,320	14.9	68,109	14.4	227,783	17.4	208,631	15.6
Other	68,853	16.0	63,455	13.4	156,327	12.0	127,418	9.6
Total	$431,361	100.0	$473,676	100.0	$1,307,122	100.0	$1,334,580	100.0

Net premiums written by underwriting location
United States	$285,126	66.1	$336,552	71.1	$884,974	67.7	$972,847	72.9
Europe	133,349	30.9	117,900	24.9	357,751	27.4	301,518	22.6
Other	12,886	3.0	19,224	4.0	64,397	4.9	60,215	4.5
Total	$431,361	100.0	$473,676	100.0	$1,307,122	100.0	$1,334,580	100.0

(1) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008	2010	2009

Gross premiums written	$624,490	$616,353	$633,576	$563,087	$673,986	$636,645	$638,409	$564,570	$678,338	$1,874,419	$1,949,040
Net premiums written	431,361	422,837	452,924	369,704	473,676	419,318	441,586	367,223	466,115	1,307,122	1,334,580

Net premiums earned	$411,881	$405,473	$429,477	$426,649	$443,319	$417,454	$401,097	$398,355	$441,049	$1,246,831	$1,261,870
Fee income	864	874	753	883	814	795	870	811	872	2,491	2,479
Losses and loss adjustment expenses	(265,411)	(275,294)	(312,011)	(278,746)	(303,304)	(287,350)	(270,015)	(307,136)	(337,456)	(852,716)	(860,669)
Acquisition expenses, net	(67,309)	(65,359)	(67,431)	(60,926)	(60,964)	(58,748)	(57,623)	(54,498)	(62,752)	(200,099)	(177,335)
Other operating expenses	(77,078)	(71,727)	(80,720)	(75,144)	(72,452)	(70,836)	(62,908)	(71,819)	(71,861)	(229,525)	(206,196)
Underwriting income (loss)	$2,947	$(6,033)	$(29,932)	$12,716	$7,413	$1,315	$11,421	$(34,287)	$(30,148)	$(33,018)	$20,149

Underwriting Ratios
Loss ratio	64.4%	67.9%	72.6%	65.3%	68.4%	68.8%	67.3%	77.1%	76.5%	68.4%	68.2%
Acquisition expense ratio (1)	16.1%	15.9%	15.5%	14.1%	13.6%	13.9%	14.1%	13.5%	14.0%	15.8%	13.9%
Other operating expense ratio	18.7%	17.7%	18.8%	17.6%	16.3%	17.0%	15.7%	18.0%	16.3%	18.4%	16.3%
Combined ratio	99.2%	101.5%	106.9%	97.0%	98.3%	99.7%	97.1%	108.6%	106.8%	102.6%	98.4%

Net premiums written
Property, energy, marine and aviation	$88,412	$88,194	$100,665	$42,811	$118,536	$86,385	$106,029	$56,263	$91,461	$277,271	$310,950
Programs	68,264	73,345	70,498	60,685	66,964	72,279	74,807	64,619	78,045	212,107	214,050
Professional liability	72,787	64,089	58,726	60,109	66,002	57,773	52,008	58,449	70,778	195,602	175,783
Executive assurance	53,538	52,892	61,355	58,561	58,529	52,919	50,079	54,028	53,665	167,785	161,527
Construction	24,296	50,435	36,322	24,503	36,823	56,190	36,571	31,989	43,916	111,053	129,584
Casualty	28,493	26,617	25,463	23,037	26,753	27,217	26,539	27,936	28,456	80,573	80,509
Travel and accident	19,673	15,272	21,806	15,528	15,998	19,557	17,534	12,436	16,949	56,751	53,089
National accounts casualty	19,215	3,877	30,809	16,553	30,726	7,582	24,227	8,856	16,609	53,901	62,535
Healthcare	8,705	9,989	8,524	10,610	10,854	9,667	11,219	11,161	11,411	27,218	31,740
Surety	11,128	7,012	8,091	10,716	12,025	9,254	11,358	12,704	16,599	26,231	32,637
Other (2)	36,850	31,115	30,665	46,591	30,466	20,495	31,215	28,782	38,226	98,630	82,176
Total	$431,361	$422,837	$452,924	$369,704	$473,676	$419,318	$441,586	$367,223	$466,115	$1,307,122	$1,334,580

Net premiums earned
Property, energy, marine and aviation	$82,301	$80,818	$95,037	$91,549	$94,471	$78,570	$73,840	$76,586	$88,903	$258,156	$246,881
Programs	68,404	68,381	66,159	67,672	69,436	71,809	66,669	66,462	71,576	202,944	207,914
Professional liability	63,522	57,903	62,245	59,678	57,540	56,549	58,234	58,195	62,987	183,670	172,323
Executive assurance	52,369	55,143	56,322	56,764	56,094	52,288	47,816	45,192	47,237	163,834	156,198
Construction	31,348	33,536	34,485	36,800	42,495	43,364	40,420	38,603	45,601	99,369	126,279
Casualty	27,503	28,148	28,069	27,198	30,004	31,246	32,698	35,251	37,351	83,720	93,948
Travel and accident	17,418	17,590	16,078	16,580	18,193	18,198	13,156	13,414	17,671	51,086	49,547
National accounts casualty	18,595	16,810	21,773	19,606	19,969	13,079	14,439	10,924	13,503	57,178	47,487
Healthcare	9,738	10,340	9,943	9,886	12,303	10,830	10,928	10,880	12,292	30,021	34,061
Surety	9,876	8,023	10,258	11,448	12,239	12,141	13,391	12,109	13,891	28,157	37,771
Other (2)	30,807	28,781	29,108	29,468	30,575	29,380	29,506	30,739	30,037	88,696	89,461
Total	$411,881	$405,473	$429,477	$426,649	$443,319	$417,454	$401,097	$398,355	$441,049	$1,246,831	$1,261,870

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2010		2009		2010		2009
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property excluding property catastrophe (1)	$70,149	34.3	$90,845	35.8	$202,956	28.1	$300,502	33.0
Property catastrophe	40,255	19.7	50,539	19.9	199,460	27.7	234,423	25.8
Casualty (2)	38,276	18.7	85,084	33.5	154,500	21.4	257,006	28.3
Other specialty	30,468	14.9	10,595	4.2	104,150	14.4	54,611	6.0
Marine and aviation	24,913	12.2	16,187	6.4	55,760	7.7	60,101	6.6
Other	695	0.2	382	0.2	4,181	0.7	2,802	0.3
Total	$204,756	100.0	$253,632	100.0	$721,007	100.0	$909,445	100.0

Net premiums earned
Property excluding property catastrophe (1)	$66,438	30.8	$94,837	32.6	$211,419	31.4	$278,372	31.9
Property catastrophe	54,206	25.2	61,772	21.2	160,380	23.8	179,136	20.5
Casualty (2)	52,792	24.5	88,721	30.5	182,729	27.1	258,745	29.7
Other specialty	25,254	11.7	23,251	8.0	65,315	9.7	82,613	9.5
Marine and aviation	16,106	7.5	21,666	7.4	50,441	7.5	71,559	8.2
Other	732	0.3	819	0.3	3,222	0.5	1,912	0.2
Total	$215,528	100.0	$291,066	100.0	$673,506	100.0	$872,337	100.0

Net premiums written
Pro rata	$105,844	51.7	$147,132	58.0	$308,838	42.8	$469,293	51.6
Excess of loss	98,912	48.3	106,500	42.0	412,169	57.2	440,152	48.4
Total	$204,756	100.0	$253,632	100.0	$721,007	100.0	$909,445	100.0

Net premiums earned
Pro rata	$103,698	48.1	$170,571	58.6	$336,943	50.0	$540,754	62.0
Excess of loss	111,830	51.9	120,495	41.4	336,563	50.0	331,583	38.0
Total	$215,528	100.0	$291,066	100.0	$673,506	100.0	$872,337	100.0

Net premiums written by client location
United States	$126,882	62.0	$174,932	69.0	$433,257	60.1	$598,090	65.8
Europe	25,050	12.2	30,291	11.9	165,570	23.0	171,574	18.9
Bermuda	16,330	8.0	30,209	11.9	62,027	8.6	100,441	11.0
Other	36,494	17.8	18,200	7.2	60,153	8.3	39,340	4.3
Total	$204,756	100.0	$253,632	100.0	$721,007	100.0	$909,445	100.0

Net premiums written by underwriting location
Bermuda	$116,433	56.9	$140,448	55.4	$397,935	55.2	$520,940	57.3
United States	76,183	37.2	106,305	41.9	250,204	34.7	331,650	36.5
Other	12,140	5.9	6,879	2.7	72,868	10.1	56,855	6.2
Total	$204,756	100.0	$253,632	100.0	$721,007	100.0	$909,445	100.0

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008	2010	2009

Gross premiums written	$208,770	$203,695	$323,477	$159,229	$266,193	$278,389	$390,129	$266,165	$228,593	$735,942	$934,711
Net premiums written	204,756	201,421	314,830	149,383	253,632	274,536	381,277	248,351	226,577	721,007	909,445

Net premiums earned	$215,528	$217,538	$240,440	$281,889	$291,066	$281,804	$299,467	$300,159	$291,982	$673,506	$872,337
Fee income	10	9	41	11	12	22	55	645	72	60	89
Losses and loss adjustment expenses	(93,782)	(87,851)	(116,040)	(131,614)	(141,610)	(111,508)	(130,527)	(183,680)	(211,430)	(297,673)	(383,645)
Acquisition expenses, net	(43,970)	(42,116)	(50,193)	(59,623)	(61,775)	(65,066)	(68,835)	(68,733)	(70,661)	(136,279)	(195,676)
Other operating expenses	(20,247)	(19,303)	(20,398)	(24,161)	(21,271)	(16,943)	(18,192)	(21,761)	(18,331)	(59,948)	(56,406)
Underwriting income (loss)	$57,539	$68,277	$53,850	$66,502	$66,422	$88,309	$81,968	$26,630	$(8,368)	$179,666	$236,699

Underwriting Ratios
Loss ratio	43.5%	40.4%	48.3%	46.7%	48.7%	39.6%	43.6%	61.2%	72.4%	44.2%	44.0%
Acquisition expense ratio	20.4%	19.4%	20.9%	21.2%	21.2%	23.1%	23.0%	22.9%	24.2%	20.2%	22.4%
Other operating expense ratio	9.4%	8.9%	8.5%	8.6%	7.3%	6.0%	6.1%	7.2%	6.3%	8.9%	6.5%
Combined ratio	73.3%	68.7%	77.7%	76.5%	77.2%	68.7%	72.7%	91.3%	102.9%	73.3%	72.9%

Net premiums written
Property excluding property catastrophe (1)	$70,149	$57,880	$74,927	$49,413	$90,845	$90,569	$119,088	$90,909	$56,105	$202,956	$300,502
Property catastrophe	40,255	70,403	88,802	3,022	50,539	91,981	91,903	27,534	44,591	199,460	234,423
Casualty (2)	38,276	43,642	72,582	68,693	85,084	72,490	99,432	71,740	82,497	154,500	257,006
Other specialty	30,468	18,920	54,762	10,578	10,595	3,304	40,712	26,066	24,013	104,150	54,611
Marine and aviation	24,913	9,609	21,238	17,576	16,187	15,391	28,523	31,867	18,727	55,760	60,101
Other	695	967	2,519	101	382	801	1,619	235	644	4,181	2,802
Total	$204,756	$201,421	$314,830	$149,383	$253,632	$274,536	$381,277	$248,351	$226,577	$721,007	$909,445

Net premiums earned
Property excluding property catastrophe (1)	$66,438	$65,742	$79,239	$94,716	$94,837	$87,304	$96,231	$78,778	$68,670	$211,419	$278,372
Property catastrophe	54,206	52,301	53,873	56,937	61,772	58,763	58,601	60,975	57,015	160,380	179,136
Casualty (2)	52,792	59,501	70,436	86,193	88,721	84,078	85,946	95,990	106,146	182,729	258,745
Other specialty	25,254	22,292	17,769	24,085	23,251	25,912	33,450	36,255	36,388	65,315	82,613
Marine and aviation	16,106	16,263	18,072	18,882	21,666	25,063	24,830	26,877	22,395	50,441	71,559
Other	732	1,439	1,051	1,076	819	684	409	1,284	1,368	3,222	1,912
Total	$215,528	$217,538	$240,440	$281,889	$291,066	$281,804	$299,467	$300,159	$291,982	$673,506	$872,337

(1) Includes facultative business.

(2) Includes professional liability, executive assurance and healthcare business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	September 30,		June 30,		March 31,		December 31,		September 30,
	2010		2010		2010		2009		2009
Investable assets:
Fixed maturities available for sale, at market value	$9,810,102	81%	$9,428,456	81%	$9,295,680	80%	$9,391,926	82%	$9,265,961	80%
Fixed maturities pledged under securities lending agreements, at market value (1)	184,226	2%	195,372	2%	181,871	2%	208,826	2%	609,334	5%
Total fixed maturities	9,994,328	83%	9,623,828	83%	9,477,551	82%	9,600,752	84%	9,875,295	85%
Short-term investments available for sale, at market value	780,671	6%	554,304	5%	669,798	6%	571,490	5%	706,157	6%
Short-term investments pledged under securities lending agreements, at market value (1)	18,995	0%	19,192	0%	2,350	0%	3,993	0%	—	0%
Cash	365,997	3%	341,469	3%	338,708	3%	334,571	3%	385,149	4%
TALF investments, at market value (2)	410,881	3%	407,469	4%	406,997	4%	250,265	2%	250,517	2%
Other investments
Credit funds	231,851	2%	189,715	2%	120,490	1%	63,146	2%	55,646	1%
Equity securities and other	186,560	2%	150,883	1%	143,118	1%	109,027	1%	98,880	1%
Investment funds accounted for using the equity method	432,418	4%	408,402	3%	405,584	3%	391,869	3%	376,381	3%
Securities transactions entered into but not settled at the balance sheet date	(319,954)	(3)%	(108,059)	(1)%	(2,444)	0%	50,790	0%	(198,980)	(2)%
Total investable assets (1)	$12,101,747	100%	$11,587,203	100%	$11,562,152	100%	$11,375,903	100%	$11,549,045	100%

Fixed income metrics (1):
Average effective duration (in years)	3.11		2.90		2.77		2.87		3.09
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	3.53%		3.39%		3.57%		3.64%		3.93%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$7,503,390	75%	$7,278,291	76%	$7,010,314	74%	$7,072,381	74%	$7,124,679	72%
AA	993,018	10%	1,011,324	10%	1,117,951	12%	1,281,377	13%	1,232,298	12%
A	573,298	6%	543,359	6%	580,769	6%	547,104	6%	786,142	8%
BBB	347,810	4%	274,738	3%	263,195	3%	231,988	2%	274,338	3%
BB	132,618	1%	109,407	1%	97,634	1%	85,952	1%	75,030	1%
B	223,582	2%	202,476	2%	204,743	2%	209,417	2%	231,047	2%
Lower than B	115,686	1%	117,419	1%	118,362	1%	80,871	1%	69,921	1%
Not rated	104,926	1%	86,814	1%	84,583	1%	91,662	1%	81,840	1%
Total fixed maturities, at market value	$9,994,328	100%	$9,623,828	100%	$9,477,551	100%	$9,600,752	100%	$9,875,295	100%

(1)       In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements. This table excludes the collateral received and reinvested in fixed maturities, short-term investments and securities purchased under agreements to resell and includes the fixed maturities and short-term investments pledged under securities lending agreements, at market value.

(2)       The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at market value.

(3)       Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at September 30, 2010:

		Gross	Gross	Net		Estimated
	Estimated	Unrealized	Unrealized	Unrealized	Amortized	Market Value /
	Market Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,211,043	$120,097	$(5,564)	$114,533	$2,096,510	105.5%
Non-U.S. government-backed corporates	570,695	26,335	(1,029)	25,306	545,389	104.6%
FDIC guaranteed corporates	138,475	4,392	—	4,392	134,083	103.3%
U.S. government and government agencies	1,578,958	70,592	(89)	70,503	1,508,455	104.7%
Agency mortgage-backed securities	1,484,804	26,273	(482)	25,791	1,459,013	101.8%
Non-agency mortgage-backed securities	355,446	7,919	(18,216)	(10,297)	365,743	97.2%
Agency commercial mortgage-backed securities	418,517	20,046	(5,520)	14,526	403,991	103.6%
Non-agency commercial mortgage-backed securities	743,559	24,912	(2,055)	22,857	720,702	103.2%
Municipal bonds	1,164,523	63,776	(628)	63,148	1,101,375	105.7%
Non-U.S. government securities	779,959	56,879	(4,430)	52,449	727,510	107.2%
Asset-backed securities	548,349	25,323	(4,632)	20,691	527,658	103.9%
Total	$9,994,328	$446,544	$(42,645)	$403,899	$9,590,429	104.2%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at September 30, 2010, excluding guaranteed amounts:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$1,141,042	51.6%	9.4%
Industrials	758,360	34.3%	6.3%
Utilities	89,343	4.0%	0.7%
Foreign agencies	33,585	1.5%	0.3%
All other (1)	188,713	8.6%	1.6%
Total	$2,211,043	100.0%	18.3%

Credit quality distribution (2):
AAA	$597,299	27.0%	4.9%
AA	412,684	18.7%	3.4%
A	470,860	21.3%	3.9%
BBB	309,280	14.0%	2.6%
BB	118,376	5.4%	1.0%
B	186,947	8.5%	1.5%
Lower than B	9,907	0.4%	0.1%
Not rated	105,690	4.7%	0.9%
Total	$2,211,043	100.0%	18.3%

(1) Includes sovereign securities, supernational securities and other.

(2) Ratings as assigned by the major rating agencies.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by market value at September 30, 2010, excluding guaranteed amounts:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Market Value	Class	Assets	Rating (2)

JPMorgan Chase & Co	$73,453	3.3%	0.6%	AA-
General Electric Co	67,488	3.1%	0.6%	AA+
Bank of America Corp	44,006	2.0%	0.4%	A+
Total SA	42,883	1.9%	0.4%	AA
Sovrisc BV	40,855	1.8%	0.3%	AAA
Citigroup Inc	36,718	1.7%	0.3%	AA-
Barclays PLC	34,979	1.6%	0.3%	AA-
Verizon Communications Inc	34,112	1.5%	0.3%	A
Wells Fargo & Company	28,647	1.3%	0.2%	AA-
Royal Dutch Shell PLC	27,170	1.2%	0.2%	AA
Total	$430,311	19.5%	3.6%

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage-Backed, Commercial Mortgage-Backed and Asset-Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at September 30, 2010, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets
Non-agency MBS:	2003	$2,937	AAA	$2,876	97.9%	0.0%
	2004	19,916	A	18,444	92.6%	0.2%
	2005	63,110	BB+	56,293	89.2%	0.5%
	2006	50,885	B-	46,859	92.1%	0.4%
	2007	58,282	CCC+	55,457	95.2%	0.5%
	2008	10,230	CCC	9,134	89.3%	0.1%
	2009 (6)	117,406	AAA	123,225	105.0%	1.0%
	2010 (6)	42,977	AAA	43,158	100.4%	0.4%
Total non-agency MBS		$365,743	A-	$355,446	97.2%	2.9%

Non-agency CMBS:	1998	$3,640	AAA	$3,818	104.9%	0.0%
	1999	127	AAA	127	100.0%	0.0%
	2000	32	AAA	32	100.0%	0.0%
	2001	165,884	AAA	166,266	100.2%	1.4%
	2002	43,110	AAA	43,862	101.7%	0.4%
	2003	61,797	AAA	65,716	106.3%	0.5%
	2004	179,623	AAA	185,991	103.5%	1.5%
	2005	50,313	AAA	50,820	101.0%	0.4%
	2006	10,215	AA-	10,194	99.8%	0.1%
	2007	70,609	AA+	77,902	110.3%	0.6%
	2009	5,090	AAA	5,469	107.4%	0.0%
	2010	130,262	AAA	133,362	102.4%	1.1%
Total non-agency CMBS		$720,702	AAA	$743,559	103.2%	6.1%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)
Wtd. average loan age (months)	48	57	75
Wtd. average life (months) (2)	24	59	31
Wtd. average loan-to-value % (3)	71.4%	69.3%	65.7%
Total delinquencies (4)	20.0%	19.6%	6.3%
Current credit support % (5)	39.1%	12.8%	26.3%

(1)	Loans defeased with government/agency obligations represented approximately 17% of the collateral underlying the Company’s CMBS holdings.
(2)

The weighted average life for MBS is based on the interest rates in effect at September 30, 2010. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 36% to 87%, while the range of loan-to-values on CMBS is 53% to 112%.
(4)	Total delinquencies includes 60 days and over.
(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.
(6)	Primarily represents Re-REMICs issued in 2009 and 2010 with an average credit quality of “AAA” from Fitch ratings.

The following table provides information on the Company’s asset-backed securities (ABS) September 30, 2010:

		Average	Estimated Market Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets
Sector:
Credit cards (1)	$234,299	AAA	$247,490	105.6%	2.0%
Autos (2)	154,124	AAA	158,527	102.9%	1.3%
Rate reduction bonds (3)	33,111	AAA	36,278	109.6%	0.3%
Student loans (4)	38,478	AAA	39,563	102.8%	0.3%
Other	51,231	AAA	52,076	101.6%	0.4%
	511,243	AAA	533,934	104.4%	4.4%

Home equity (5)	$5,362	AAA	$4,840	90.3%	0.0%
	109	AA	110	100.9%	0.0%
	231	A	231	100.0%	0.0%
	60	BBB	59	98.3%	0.0%
	8,678	BB to B	6,877	79.2%	0.1%
	1,747	CCC to C	2,232	127.8%	0.0%
	228	D	66	28.9%	0.0%
	16,415	BBB-	14,415	87.8%	0.1%

Total ABS	$527,658	AAA	$548,349	103.9%	4.5%

The effective duration of the total ABS was 1.41 years at September 30, 2010.

(1)	The average excess spread % on credit cards is 18%.
(2)	The weighted average credit support % on autos is 37%.
(3)	The weighted average credit support % on rate reduction bonds is 19.9%.
(4)	The weighted average credit support % on student loans is 8.6%.
(5)	The weighted average credit support % on home equity is 23.8%.

The Company’s investment portfolio included $49.2 million par in sub-prime securities at September 30, 2010, with an estimated market value of $20.0 million and an average credit quality of “Baa3/BBB+.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $13.5 million estimated market value of sub-prime securities with an average credit quality of “B-” from Standard & Poors and “Caa2” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loan funds are included in the following categories at September 30, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$266,933	69.6%	2.2%
Corporate bonds, at market value	114,655	29.9%	0.9%
Other investments, at market value	1,791	0.5%	0.0%
Total	$383,379	100.0%	3.2%

The following table summarizes the Company’s bank loan funds by currency (translated into U.S. Dollars) at September 30, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$246,788	64.4%	2.0%
Euro-denominated	136,591	35.6%	1.1%
Total	$383,379	100.0%	3.2%

The following table summarizes the Company’s bank loan funds by major sector at  September 30, 2010:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Media	$76,161	19.9%	0.6%
Consumer cyclical	68,444	17.9%	0.6%
Industrials	54,203	14.1%	0.4%
Basic materials	36,151	9.4%	0.3%
Utilities	27,938	7.3%	0.2%
Consumer non-cyclical	20,597	5.4%	0.2%
All other	99,885	26.0%	0.8%
Total	$383,379	100.0%	3.2%

Weighted average rating factor (Moody’s)	B2

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In the 2008 fourth quarter, the Company sustained a net loss. Accordingly, based on GAAP, diluted net loss per share and diluted weighted average shares outstanding for the 2008 fourth quarter do not include the effect of dilutive common share equivalents since the inclusion of such common share equivalents is anti-dilutive to per share results.  The 2008 fourth quarter pro forma diluted net loss per share included in this supplement reflects the effect of such dilutive common share equivalents in order to make comparisons to other periods more meaningful. This presentation is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to actual diluted net loss per share (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on page 19 of this supplement.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income (loss) available to common shareholders along with related per common share results:

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008 (1)	2008	2010	2009

After-tax operating income available to common shareholders	$130,672	$132,182	$98,731	$159,431	$160,332	$163,041	$169,001	$85,934	$64,094	$361,585	$492,374
Net realized gains (losses), net of tax	68,611	61,119	45,503	88,592	69,190	(11,243)	(9,111)	(30,836)	(21,904)	175,233	48,836
Net impairment losses recognized in earnings, net of tax	(2,075)	(4,410)	(1,606)	(4,493)	(4,643)	(20,786)	(36,134)	(75,169)	(82,514)	(8,091)	(61,563)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	9,708	(348)	29,050	32,391	69,119	75,890	(9,581)	(174,147)	(1,731)	38,410	135,428
Net foreign exchange gains (losses), net of tax	(65,346)	48,447	38,855	8,775	(19,591)	(54,773)	25,694	51,246	68,445	21,956	(48,670)
Net income (loss) available to common shareholders	$141,570	$236,990	$210,533	$284,696	$274,407	$152,129	$139,869	$(142,972)	$26,390	$589,093	$566,405

Diluted per common share results:
After-tax operating income available to common shareholders	$2.55	$2.48	$1.78	$2.66	$2.56	$2.60	$2.70	$1.43	$1.02	$6.78	$7.87
Net realized gains (losses), net of tax	1.34	1.15	0.82	1.48	1.11	(0.18)	(0.14)	(0.51)	(0.35)	3.29	0.78
Net impairment losses recognized in earnings, net of tax	(0.04)	(0.08)	(0.03)	(0.08)	(0.08)	(0.33)	(0.58)	(1.25)	(1.31)	(0.15)	(0.98)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.19	(0.01)	0.52	0.54	1.11	1.21	(0.15)	(2.90)	(0.03)	0.72	2.16
Net foreign exchange gains (losses), net of tax	(1.27)	0.91	0.70	0.15	(0.31)	(0.87)	0.41	0.85	1.09	0.41	(0.78)
Net income (loss) available to common shareholders	$2.77	$4.45	$3.79	$4.75	$4.39	$2.43	$2.24	$(2.38)	$0.42	$11.05	$9.05

Weighted average common shares and common share equivalents outstanding — diluted	51,182,009	53,265,303	55,513,827	59,910,667	62,533,816	62,626,317	62,559,969	60,048,258	62,830,910	53,317,198	62,590,228

							Pro Forma (1)
Diluted per common share results:
After-tax operating income available to common shareholders							$1.37
Net realized gains (losses), net of tax							(0.49)
Net impairment losses recognized in earnings, net of tax							(1.20)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax							(2.78)
Net foreign exchange gains (losses), net of tax							0.82
Net income (loss) available to common shareholders							$(2.28)

Weighted average common shares and common share equivalents outstanding — diluted							62,587,256

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP.

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended											Cumulative
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008	2008	2008	2010

Effect of share repurchases:
Aggregate cost of shares repurchased	$53,398	$269,054	$181,272	$358,655	$98,194	$0	$1,552	$0	$123,377	$199,910	$189,843	$2,012,321
Shares repurchased	681,065	3,644,227	2,529,913	5,148,271	1,533,247	—	33,305	—	1,865,482	2,871,859	2,749,909	28,826,317
Average price per share repurchased	$78.40	$73.83	$71.65	$69.67	$64.04		$46.60		$66.14	$69.61	$69.04	$69.81

Average book value per common share (1)	$85.65	$79.49	$74.96	$71.25	$65.12	$57.68	$52.98	$52.20	$55.27	$57.20	$56.02

Average repurchase price-to-book multiple	0.92x	0.93x	0.96x	0.98x	0.98x		0.88x		1.20x	1.22x	1.23x

Remaining share repurchase authorization (2)	$487,679

(1)   Equals average of beginning and ending book value per common share for each period presented.

(2)   Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2011.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008	2010	2009

After-tax operating income available to common shareholders	$130,672	$132,182	$98,731	$159,431	$160,332	$163,041	$169,001	$85,934	$64,094	$361,585	$492,374
Annualized after-tax operating income available to common shareholders (a)	$522,688	$528,728	$394,924	$637,724	$641,328	$652,164	$676,004	$343,736	$256,376	$482,113	$656,499

Beginning common shareholders’ equity	$4,073,003	$4,053,757	$3,998,349	$4,135,822	$3,704,968	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,998,349	$3,107,965
Ending common shareholders’ equity	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396	3,107,965	3,191,710	4,392,910	4,135,822
Average common shareholders’ equity (b)	$4,232,957	$4,063,380	$4,026,053	$4,067,086	$3,920,395	$3,505,182	$3,206,681	$3,149,838	$3,376,472	$4,195,630	$3,621,894

Annualized operating return on average common equity (a)/(b)	12.3%	13.0%	9.8%	15.7%	16.4%	18.6%	21.1%	10.9%	7.6%	11.5%	18.1%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009	2009	2009	2008	2008
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	125,000	125,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
Total debt	$425,000	$425,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,392,910	4,073,003	4,053,757	3,998,349	4,135,822	3,704,968	3,305,396	3,107,965	3,191,710
Total shareholders’ equity	$4,717,910	$4,398,003	$4,378,757	$4,323,349	$4,460,822	$4,029,968	$3,630,396	$3,432,965	$3,516,710

Total capital	$5,142,910	$4,823,003	$4,778,757	$4,723,349	$4,860,822	$4,429,968	$4,030,396	$3,832,965	$3,916,710

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (3)	331,797	336,213	346,746	217,565	219,843	—	—	—	—

Total capital and TALF non-recourse borrowings	$5,474,707	$5,159,216	$5,125,503	$4,940,914	$5,080,665	$4,429,968	$4,030,396	$3,832,965	$3,916,710

Common shares outstanding, net of treasury shares (4) (b)	49,225,371	49,630,570	52,709,934	54,761,678	59,524,309	60,980,806	60,532,222	60,511,974	60,173,489

Book value per common share (a)/(b)	$89.24	$82.07	$76.91	$73.01	$69.48	$60.76	$54.61	$51.36	$53.04

Leverage ratios:
Senior notes/total capital	5.8%	6.2%	6.3%	6.4%	6.2%	6.8%	7.4%	7.8%	7.7%
Revolving credit agreement borrowings/total capital	2.4%	2.6%	2.1%	2.1%	2.1%	2.3%	2.5%	2.6%	2.6%
Debt/total capital	8.3%	8.8%	8.4%	8.5%	8.2%	9.0%	9.9%	10.4%	10.2%
Preferred/total capital	6.3%	6.7%	6.8%	6.9%	6.7%	7.3%	8.1%	8.5%	8.3%
Debt and preferred/total capital	14.6%	15.6%	15.2%	15.3%	14.9%	16.4%	18.0%	18.9%	18.5%

(1)                8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.

(2)                5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.

(3)                The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 13.8% and the ratio of debt and preferred to total capital would have been 19.8% at September 30, 2010.

(4)                Excludes the effects of stock options and restricted stock units outstanding.